UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2008

TYCO ELECTRONICS LTD.

 (Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Second Floor, 96 Pitts Bay Road

Pembroke, HM 08, Bermuda

 (Address of Principal Executive Offices, including Zip Code)

441-294-0607

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                  OTHER EVENTS

On April 16, 2008, the registrant issued a press release announcing it has commenced a registered exchange offer for its $800,000,000 6.000% Senior Notes due 2012, $750,000,000 6.550% Senior Notes due 2017, and $500,000,000 7.125% Senior Notes due 2037. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

Exhibit No.	Description
99.1	Press Release dated April 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD.
(Registrant)

	By:	/s/ Robert A. Scott
Robert A. Scott
Executive Vice President and General Counsel

Date: April 16, 2008

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated April 16, 2008